Ohio National Fund, Inc.

Supplement dated February 21, 2017

to the Summary Prospectus dated December 19, 2016

International Portfolio

The following supplements and amends the summary prospectus dated December 19, 2016:

The Board of Directors (the “Board”) of Ohio National Fund, Inc. has approved changes to the International Portfolio (the “Portfolio”). Effective May 1, 2017, the Portfolio will change its: (i) portfolio name, (ii) principal investment strategies, and (iii) subadviser. Accordingly, certain disclosures in the Fund’s Summary Prospectus will be revised to reflect these changes as described below.

(i)	Name Change

The Portfolio’s name will be changed to the “ON International Equity Portfolio”. All references to the Portfolio as “International Portfolio” will be replaced with “ON International Equity Portfolio.”

(ii)	Change in Principal Investment Strategies

The section entitled “Principal Investment Strategies” will be revised to contain substantially the following:

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus borrowing for investment purposes, if any) in equity securities of non-US companies. The Portfolio invests primarily in equity securities, principally common stocks, of relatively large non-US companies with market capitalizations in the range of companies included in the MSCI® Europe, Australasia and Far East (“EAFE®”) Index (ranging from approximately $1.7 billion to $235.6 billion as of April 5, 2016) that the Portfolio Manager believes are undervalued based on their earnings, cash flow or asset values.

In choosing stocks for the Portfolio, the Portfolio Manager looks for established companies in economically developed countries and may invest up to 15% of the Portfolio’s assets in securities of companies whose principal business activities are located in emerging market countries.

The Portfolio may invest in exchange-traded open-end management investment companies (“ETFs”) and similar products, which generally pursue a passive index-based strategy. The Portfolio also may enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order.

The portfolio managers consider a variety of factors in determining whether to sell a security, including changes in market conditions, changes in prospects for the security, alternative investment possibilities and other factors they believe to be relevant.

(iii)	Change in Investment Sub-Adviser

Lazard Asset Management LLC (“Lazard”) will replace Federated Global Investment Management Corp. (“Federated”) as the subadviser for the Portfolio.

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Please retain this supplement with your Prospectus for future reference.